UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue
Suite 500
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 26, 2026, OP SPE SUMMIT, LLC, as borrower (“OP SPE”), a wholly owned subsidiary of Offerpad Solutions Inc. (the “Company”), WHGG II TRUST (“WHGG”), and ASCENT DEVELOPER SOLUTIONS LLC (“Ascent,” and, collectively with WHGG, the “Lender”), entered into the First Amendment to Second Amended and Restated Revolving Loan Agreement (the “New Amendment”), which amends that certain Second Amended and Restated Revolving Loan Agreement (the “Second Amendment”), dated as of July 29, 2026, by and among OP SPE and the Lender.

The New Amendment, among other things, modifies the terms of the existing revolving loan to increase the principal uncommitted borrowing capacity from $100 million to $150 million (the “Loan”).

The Second Amendment, as amended by the New Amendment, contains customary representations and warranties, and covenants, including, among other things, a customary financial covenant that restricts OP SPE’s ability to incur indebtedness, and contains customary events of default that would result in the termination of the Loan and permit the Lender to accelerate payment on outstanding borrowings.

The foregoing does not purport to be a complete description of the terms of the New Amendment and such description is qualified in its entirety by reference to the New Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Revolving Loan Agreement, dated as of August 26, 2026, by and among OP SPE SUMMIT, LLC, WHGG II TRUST, and ASCENT DEVELOPER SOLUTIONS LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: August 31, 2026	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer